SEGMENT REPORTING (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Segment Reporting [Abstract]
Total revenues		$ 1,231,997	$ 971,995	$ 729,695
Share-based compensation		(177,011)	(129,209)	(100,186)
Charitable contribution to Foundation		0	(24,208)	0
Income tax benefit related to valuation allowance reversal		61,150
Tax benefit related to share-based compensation		1,017	2,486	3,392
Other segment items	[1]	(998,411)	(788,692)	(634,778)
Net income (loss)		$ 118,742	$ 32,372	$ (1,877)

[1]	Other segment expense items included within net income (loss) include payroll, financial income, net, advertising and marketing activities, overhead and depreciation, travel and entertainment, income taxes, information technology and communication, sales commissions and other miscellaneous expenses. See the consolidated financial statements for other financial information regarding the Company’s operating segment.